                                POWER OF ATTORNEY



     Each of the undersigned, a member of the Board of Directors of VOYAGEUR INVESTMENT TRUST, hereby constitutes and appoints Wayne A. Stork,
W. Thacher Longstreth and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 1st day of May, 1997.



 /s/ Walter P. Babich                                  /s/ W. Thacher Longstreth
----------------------------                           -------------------------
     Walter P. Babich                                      W. Thacher Longstreth




 /s/ Anthony D. Knerr                                  /s/ Charles E. Peck
---------------------------                            -------------------------
     Anthony D. Knerr                                      Charles E. Peck




 /s/ Ann R. Leven                                      /s/ Wayne A. Stork
---------------------------                            -------------------------
     Ann R. Leven                                          Wayne A. Stork

                                POWER OF ATTORNEY



     The undersigned, a member of the Boards of Directors/Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints Wayne A. Stork, W. Thacher Longstreth and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 1st day of May, 1997.


/s/Thomas F. Madison
------------------------
   Thomas F. Madison

                                POWER OF ATTORNEY

                                    EXHIBIT A
                              DELAWARE GROUP FUNDS



DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP TREND FUND, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.
VOYAGEUR TAX FREE FUNDS, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.

                                POWER OF ATTORNEY



     The undersigned, a member of the Boards of Directors/Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints Wayne A. Stork, W. Thacher Longstreth and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 1st day of May, 1997.


/s/Jeffrey J. Nick
---------------------------
   Jeffrey J. Nick

                                POWER OF ATTORNEY

                                    EXHIBIT A
                              DELAWARE GROUP FUNDS



DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP TREND FUND, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.
VOYAGEUR TAX FREE FUNDS, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.